Exhibit 99.1

News for Immediate Release

Contact: Dana Arvidson
Investor Relations
First Marblehead
800 Boylston Street, 34th FL
Boston, MA 02199
617.638.2065

FIRST MARBLEHEAD COMPLETES ACQUISITION OF OPERATING ASSETS OF PRIVATE STUDENT LOAN ORIGINATOR COLOGY, INC.

BOSTON, MA, October 22, 2012 — The First Marblehead Corporation (NYSE: FMD) announced today that it has completed the acquisition of certain assets and liabilities of Cology, Inc. and its affiliates for approximately $4.7 million in cash.  Cology is a provider of processing, disbursement and life-of-loan servicing to over 250 credit unions and lending institutions nationally.

“The fee-for-service model is a great complement to our business that we believe will help fuel the growth of First Marblehead,” said Daniel Meyers, chairman and chief executive officer.  “Lenders, credit unions and schools each have unique education financing needs, and the acquisition of the operating assets of Cology demonstrates our commitment to fulfilling those needs with an extensive and flexible set of private student loan analytics.”

About The First Marblehead Corporation First Marblehead helps meet the need for education financing by offering national and regional financial institutions and educational institutions the Monogram® platform, an integrated suite of design, implementation and credit risk management services for private label, customizable private education loan programs. For more information, please see www.firstmarblehead.com. First Marblehead supports responsible lending and is a strong proponent of the smart borrowing principle, which encourages students to access scholarships, grants and federally-guaranteed loans before considering private education loans; please see www.SmartBorrowing.org. Through its subsidiary, Union Federal Savings Bank, First Marblehead offers private education loans, residential and commercial mortgage loans, and retail savings, money market and time deposit products. For more information, please see www.unionfsb.com. First Marblehead also offers outsourced tuition planning, billing, payment technology services and refund management services through its subsidiary Tuition Management Systems LLC. For more information, please see www.afford.com.

Statements in this press release, regarding First Marblehead’s prospects following the acquisition of certain assets and liabilities of Cology, Inc. and its affiliates, as well as any other statements in this press release that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon our historical performance, the historical performance of Cology, Inc. and its affiliates and on our plans, estimates and expectations as of October 22, 2012. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, estimates, intentions or expectations expressed or implied by us will be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause our actual financial or operating results, facilitated loan volumes and resulting cash flows or financing-related revenues, including our expected financial performance following the acquisition of certain of the assets and liabilities of Cology, Inc. and its affiliates, to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: the possibility that we may be unable to achieve expected synergies and operating efficiencies in the transaction within the expected time-frames or at all; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or clients) may be greater than expected following the transaction; the retention of certain key employees at Cology; other business effects, including the effects of industry, economic or political conditions outside of First Marblehead’s or Cology’s control, including changes in the financing preferences of credit unions; transaction costs; market acceptance of, and demand for, our Monogram platform and fee-based service offerings; and the other factors set forth under the caption “Part I– Item 1A. Risk Factors” in First Marblehead’s annual report on Form 10-K filed with the Securities and Exchange Commission on September 12, 2012.   We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if our estimates change, and you should not rely on those statements as representing our views as of any date subsequent to the date of this press release.

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